Exhibit 99.2

Financial Statements

For the period ended December 31, 2024

Expressed in Canadian Dollars

2

Report of Independent Registered Public Accounting Firm

To the Shareholders and Directors of

Streamex Exchange Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Streamex Exchange Corporation (the “Company”) as of December 31, 2024, and the related statements of loss and comprehensive loss, changes in stockholders’ equity, and cash flows for the period from incorporation as at April 5, 2024 to December 31, 2024, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the period from incorporation on April 5, 2024 to December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company incurred a loss of $1,686,868 and has an accumulated deficit of $1,686,868 that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2025.

/s/ DAVIDSON & COMPANY LLP

Vancouver, Canada	Chartered Professional Accountants

June 2, 2025

3

STREAMEX EXCHANGE CORPORATION

Balance Sheet

(Expressed in Canadian Dollars)

As at

	Note	December 31, 2024
		$
ASSETS

Current
Cash		548,907
Accounts receivable	6	19,478
Sales tax receivable		11,930
		580,315

		580,315

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current
Accounts payables and accrued liabilities	4, 6	284,561

		284,561

Stockholders’ equity
Share capital, no par value; unlimited number of authorized common shares; 40,665,203 shares issued and outstanding at December 31, 2024	5	1,855,963
Commitment to issue shares	5	126,659
Deficit		(1,686,868)
		295,754

		580,315

Nature of business and continuing operations (Note 1)

Subsequent events (Note 11)

Approved and authorized for issue on behalf of the Board of Directors on June 2, 2025.

“Henry McPhie”	, Director	“Morgan Lekstrom”	, Director

The accompanying notes are an integral part of these financial statements.

4

STREAMEX EXCHANGE CORPORATION

Statement of Loss and Comprehensive loss

(Expressed in Canadian Dollars)

Period From Incorporation on April 5, 2024 to
December 31, 2024
$
OPERATING EXPENSES
Legal fees	207,916
Accounting (Note 5)	37,500
Consulting fees (Notes 5 and 6)	647,888
Bank charges	665
Foreign exchange (gain)	(3,192)
Office and general expenses	8,044
Stock based compensation (Note 5)	788,500
1,687,321

Interest Income	453

Loss and comprehensive loss for the period	(1,686,868)

Loss per share – basic and diluted	(0.34)

Weighted average number of common shares outstanding	4,995,899

The accompanying notes are an integral part of these financial statements.

5

STREAMEX EXCHANGE CORPORATION

Statement of Changes in Stockholders’ Equity

(Expressed in Canadian Dollars)

	Number of shares	Amount	Commitment to issue shares	Deficit	Total
		$	$	$	$
Balance at April 5, 2024	-	-	-	-	-

Shares issued pursuant to private placements	39,975,203	1,752,463	-	-	1,752,463
Shares issued for debt settlements	690,000	103,500	-	-	103,500
Commitment to issue shares	-	-	126,659	-	126,659
Loss and comprehensive loss for the period	-	-	-	(1,686,868)	(1,686,868)
Balance at December 31, 2024	40,665,203	1,855,963	126,659	(1,686,868)	295,754

The accompanying notes are an integral part of these financial statements.

6

STREAMEX EXCHANGE CORPORATION

Statement of Cash Flows

(Expressed in Canadian Dollars)

Period from Incorporation on April 5, 2024 to
December 31, 2024
$
Cash flows used in operating activities
Net loss for the period	(1,686,868)

Items not affecting cash:
Stock based compensation	788,500
Shares committed for services	126,659
Changes in working capital items:
Accounts receivable	(19,478)
Sales taxes receivable	(11,930)
Accounts payables and accrued liabilities	388,061
(415,056)

Cash flows provided by financing activities
Shares issued for cash	963,963
963,963

Change in cash during the period	548,907

Cash, beginning of period	-

Cash, end of period	548,907

During the period ended December 31, 2024, the Company issued 690,000 common shares with a value of $103,500 to settle accounts payable of $103,500. The Company paid $nil and $nil in income tax and interest expense, respectively.

The accompanying notes are an integral part of these financial statements.

7

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

1. NATURE OF BUSINESS AND CONTINUING OPERATIONS

Streamex Exchange Corporation. (the “Company”) was incorporated on April 5, 2024 under the laws of British Columbia. The address of the Company’s corporate office is 1111 West Hastings Street, Floor 15 Vancouver, BC, Canada V6E 2J3. The address of the Company’s registered and records office is 1111 West Hastings Street, Floor 15 Vancouver, BC, Canada V6E 2J3. On May 14, 2024, the Company changed its name from “Streamx Exchange Corporation” to “Streamex Exchange Corporation.” The Company is a privately held entity.

The Company is a software development company based in Vancouver, BC. The Company focuses on building advanced digital tools and platforms that facilitates commodity trading and finance.

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America applicable to a going concern.

During the period ended December 31, 2024, the Company incurred a loss of $1,686,868. The Company has an accumulated deficit of $1,686,868. The Company’s ability to continue its operations is dependent upon obtaining additional financing or maintaining continued support from its shareholders and creditors, identifying and commencing the operations of a suitable business and generating profitable operations in the future.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities that might be necessary should the Company be unable to continue in existence.

Although the Company has been successful in the past in obtaining financing, there can be no assurances that the Company will continue to obtain the additional financial resources necessary and/or achieve profitability or positive cash flows from its future operations. These material uncertainties raise substantial doubt on the Company’s ability to continue as a going concern.

8

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Statement of compliance

These financial statements are presented in Canadian dollars and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

These financial statements were approved by the Board of Directors of the Company and authorized for issuance on June 2, 2025.

Basis of presentation

The financial statements have been prepared on the historical cost basis, with the exception of financial instruments which are measured at fair value, as explained in the accounting policies set out below. In addition, these financial statements have been prepared using the accrual basis of accounting, except for cash flow information. The functional currency of the Company is the Canadian dollar.

The accounting policies set out below have been applied consistently to all periods presented in these financial statements.

Stock-based compensation

The Company follows the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Section 718 “Compensation - Stock Compensation”, which establishes accounting for equity-based compensation awards to be accounted for using the fair value method. Equity-settled share-based payment arrangements are initially measured at fair value at the date of grant and recorded within stockholders’ equity. Arrangements considered to be cash-settled are initially recorded at fair value and classified as accrued liabilities and subsequently re-measured at fair value at each reporting date. The Company’s stock option plan is an equity-settled arrangement and the Company’s deferred share unit plan can be an equity or cash settled arrangement depending on the grant date term.

The fair value at grant date of all share-based payments is recognized as compensation expense over the period for which benefits of services are expected to be derived, with a corresponding credit to stockholders’ equity or accrued liabilities depending on whether they are equity-settled or cash-settled. The Company estimates the fair value of stock options granted using the Black-Scholes option pricing model and estimate the expected forfeiture rate at the date of grant. The value of restricted share units (“RSUs”) is estimated based on the quoted market price of the Company’s common shares. When awards are forfeited because non-market based vesting conditions are not satisfied, the expense previously recognized is proportionately reversed.

Loss per share

The Company presents basic and diluted loss per share data for its common shares, calculated by dividing the loss attributable to common shareholders of the Company by the weighted average number of common shares outstanding during the period. Diluted loss per share does not adjust the loss attributable to common shareholders or the weighted average number of common shares outstanding when the effect is anti-dilutive.

9

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency

Transactions and balances in currencies other than the Canadian dollar, the currency of the primary economic environment in which the Company operates (“the functional currency”), are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at exchange prevailing on the statement of financial position date are recognized in the statement of comprehensive loss.

Research and Development Costs

Research and development costs are expensed as incurred. This includes all research consultant’s fees and costs of contract research organizations.

Income taxes

The Company accounts for income taxes under the asset and liability method. Current income taxes are the expected taxes payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to taxes payable in respect of previous years. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under the asset and liability method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion or the entire deferred tax asset will not be recognized.

Recently adopted accounting pronouncements

Accounting Standards Update 2023-07 – Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. In 2024, the Company adopted ASU 2023-07 and management evaluated the Company’s operations and concluded it has one reportable operating segment. This standard has not changed the processing, recording, or presentation of financial data, other than providing a table with disclosure of more detail expense categories for the Company’s single operating segment.

10

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently issued accounting pronouncements

Accounting Standards Update 2024-03 – Income Statement – Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40). ASU 2024-03 requires all public entities to disclose disaggregated information about purchases of inventory, employee compensation, depreciation, intangible asset amortization, and depletion for each income statement line item that contains those expenses. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027. ASU 2024-03 allows for early adoption and requires either prospective adoption to financial statements issued for reporting periods after the effective date of ASU 2024-03 or retrospective adoption for any and all prior periods presented in the financial statements. The Company is currently assessing the impact of adopting ASU 2024-03 on the financial statements and related disclosures.

The Company has determined that other significant newly issued accounting pronouncements are either not applicable to the Company’s business or that no material effect is expected on the financial statements as a result of future adoption.

3. SIGNIFICANT ACCOUNTING ESTIMATES AND JUDGMENTS

The preparation of these financial statements requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of expenses during the reporting period. Actual outcomes could differ from these estimates. These financial statements include estimates which, by their nature, are uncertain. The impacts of such estimates are pervasive throughout the financial statements and may require accounting adjustments based on future occurrences. Revisions to accounting estimates are recognized in the period in which the estimate is revised and in future periods if the revision affects both current and future periods. These estimates are based on historical experience, current and future economic conditions and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

Significant assumptions about the future and other sources of estimation uncertainty that management has made at the financial position reporting date, that could result in a material adjustment to the carrying amounts of assets and liabilities, in the event that actual results differ from assumptions made, relate to, but are not limited to, the following:

Significant accounting estimates

a)	the inputs used in accounting for share-based payments.

Significant accounting judgments

a)	the recognition of deferred income tax valuation allowance;
b)	the evaluation of the Company’s ability to continue as a going concern; and

4. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

December 31, 2024
$
Accounts payable	284,561

11

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

5. SHARE CAPITAL

Authorized

The Company is authorized to issue an unlimited number of common shares without par value.

As at December 31, 2024, the Company had issued and outstanding common shares of 40,665,203.

Issued and outstanding common shares

During the period ended December 31, 2024, the Company had the following share capital transactions:

a)	Issued 39,975,203 shares for proceeds of $963,963.
b)	Issued 690,000 shares in connection with the settlement of $103,500 of accounts payable.

Commitment to issue shares

During the period ended December 31, 2024, the Company recorded commitment to issue shares totaling $126,659 to officer and consultant who rendered professional services. The commitment to issue shares was settled through the issuance of 440,000 common shares subsequent to December 31, 2024.

Omnibus share incentive plan

The Company established a 2024 Omnibus Share Incentive Plan (the “Plan”), on December 3, 2024, which provides for the granting of stock options, restricted stock units and other equity-based awards to employees, directors, and consultants. As of December 31, 2024, there have been no issuances under the Plan.

Stock based compensation

The Company recognized stock-based compensation totalling $788,500 which represented the difference between fair value of the shares issued and cash consideration received from founders who subscribed to the private placement.

6. RELATED PARTY BALANCES AND TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Key management includes directors and key officers of the Company, including the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”).

For the period ended
December 31, 2024
$
Consulting fees	146,276
Accounting fees	7,500
153,776

As at December 31, 2024, the Company had an accounts receivable amount of $15,000 owed from the CEO.

As at December 31, 2024, the Company had an accounts payable amount of $23,925 owed to a corporation controlled by the CFO.

12

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

6. RELATED PARTY BALANCES AND TRANSACTIONS (continued)

During the period ended December 31, 2024, the Company:

a)	Issued 30,136,717 common shares to directors and officers of the Company for proceeds of $189,986.
b)	Recognized stock based compensation, totaling $788,500, which represented the difference between fair value of common shares issued and consideration received from founders shares.

7. MANAGEMENT OF CAPITAL

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue its operations in software development. The Company is not subject to any externally imposed capital restrictions.

The Company considers the aggregate of its share capital, and deficit as capital. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may attempt to issue new shares or dispose of assets or adjust the amount of cash.

8. FINANCIAL INSTRUMENTS AND FINANCIAL RISK

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
●	Level 3 – Inputs that are not based on observable market data.

The Company’s financial instruments consist of cash, accounts receivable, sales taxes receivable, accounts payable and accrued liabilities. The fair value of accounts receivable, sales taxes receivable and accounts payable approximates their carrying values.

The Company is exposed to risks of varying degrees of significance from its use of financial instruments which could affect its ability to achieve its strategic objectives for growth and stakeholder returns. The principal risks to which the Company is exposed, and the actions taken to manage them, are described below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

The risks associated with the Company’s financial instruments and the policies on how to mitigate these risks are set out below.

a)	Currency risk

Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company’s corporate office is based in Canada and all of the Company’s assets and expenses are denominated in Canadian dollars. The Company does not have any significant foreign currency denominated monetary liabilities.

13

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

8. FINANCIAL INSTRUMENTS AND FINANCIAL RISK (Continued)

b)	Interest rate risk

The Company is exposed to interest rate risk on the variable rate of interest earned on bank deposits. The fair value interest rate risk on bank deposits is insignificant as the deposits are short-term. The Company has not entered into any derivative instruments to manage interest rate fluctuations.

c)	Credit risk

Credit risk is the risk of loss associated with the counterparty’s inability to fulfill its payment obligations. The Company’s cash is held in a large Canadian financial institution. The Company maintains certain cash deposits, which from time to time may exceed federally insured limits. The Company has not experienced any significant credit losses on its cash deposits and believes it is not exposed to any significant credit risk on these deposits. The Company’s sales tax receivable is due from the Government of Canada; therefore, the credit risk exposure is low.

d)	Liquidity risk

In the management of the liquidity risk of the Company, the Company maintains a balance between continuity of funding and flexibility through the use of borrowings. Management closely monitors the liquidity position. As at December 31, 2024, the Company had a cash balance of $548,907 to settle current liabilities of $284,561. The Company will require additional cash financing to meet its current obligations and to fund ongoing operations.

9. INCOME TAXES

The Company has not recognized any deferred income tax assets. The Company recognizes deferred income tax assets based on the extent to which it is probable that sufficient taxable income will be realized during the carry forward periods to utilize all deferred tax assets.

The following table reconciles the amount of income tax recoverable on application of the statutory Canadian federal and provincial income tax rates:

2024
$
Loss for the period	(1,686,868)

Canadian statutory income tax rate	27.00%
Expected income tax recovery at statutory rate	(455,000)
Tax effect of:
Permanent differences and others	247,000
Valuation allowance	208,000

Income tax recovery	-

14

STREAMEX EXCHANGE CORPORATION

Notes to the Financial Statements

For the period ended December 31, 2024

(Expressed in Canadian Dollars)

9. INCOME TAXES(continued)

The significant components of the Company’s deferred tax assets that have not been included on the statement of financial position are as follows:

December 31,
2024
Deferred tax assets (liabilities):
Non-capital losses available for future period	$208,000
Valuation allowance	(208,000)
Net deferred tax assets	$—

As at December 31, 2024, the Company has available non-capital loss for Canadian income tax purposes of approximately $772,000 which will expire through to 2044.

10. SEGMENT AND GEOGRAPHIC INFORMATION

The Company operates in a single reportable operating segment, being software development. This segment does not presently report any revenues from operations. The Company’s Chief Executive Officer (“CEO”) acts as the Chief Operating Decision Maker (“CODM”) and the CODM uses net income/loss as the measure of segment profit and loss to assess performance and allocate resources. The measure of segment assets is reported on the balance sheet as total assets, with a majority of these assets located in Canada.

The Company reported no revenues during the period ended December 31, 2024.

11. SUBSEQUENT EVENTS

Subsequent to December 31, 2024, the Company:

●	Issued 12,181,270 shares for proceeds of $325,644.

●	Entered into a Share Purchase Agreement with BioSig Technologies Inc. (“BioSig”), pursuant to which all of the issued and outstanding shares of the Company will be acquired by a wholly-owned subsidiary of BioSig in exchange for 109,070,079 exchangeable shares. These exchangeable shares are initially convertible into no more than 19.99% of BioSig’s outstanding common stock on a pre-transaction basis. Following the transaction, BioSig intends to seek stockholder approval for additional share issuance. If approved, Streamex shareholders will become entitled to receive additional BioSig shares such that they will collectively own 75% of the fully diluted common stock of the combined entity.

15

Condensed Interim Financial Statements

For the three months ended March 31, 2025

Expressed in Canadian Dollars

(Unaudited)

16

STREAMEX EXCHANGE CORPORATION

Table of Contents

(Expressed in Canadian Dollars)

(Unaudited)

17

STREAMEX EXCHANGE CORPORATION

Condensed Interim Balance Sheets

(Expressed in Canadian Dollars - unaudited)

		March 31,	December 31,
	Note	2025	2024
		$	$
ASSETS

Current
Cash		455,628	548,907
Accounts receivable	6	89,203	19,478
Sales tax receivable		16,676	11,930
		561,507	580,315

		561,507	580,315

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current
Accounts payables and accrued liabilities	4, 6	355,507	284,561

		355,507	284,561

Stockholders’ equity
Share capital, no par value; unlimited number of authorized common shares; 41,542,703 and 40,665,203 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	5	2,108,092	1,855,963
Commitment to issue shares	5	-	126,659
Deficit		(1,902,092)	(1,686,868)
		206,000	295,754
		561,507	580,315

Nature of business and continuing operations (Note 1)

Subsequent events (Note 10)

Approved and authorized for issue on behalf of the Board on June 9, 2025.

“Henry McPhie”	, Director	“Morgan Lekstrom”	, Director

The accompanying notes are an integral part of these condensed financial statements.

18

STREAMEX EXCHANGE CORPORATION

Condensed Interim Statement of Loss and Comprehensive Loss

(Expressed in Canadian Dollars - unaudited)

Three Months Ended March 31,
2025
$
REVENUE	283,831

COST OF REVENUE	(243,808)

GROSS MARGIN	40,023

OPERATING EXPENSES
Legal fees	41,725
Accounting (Note 6)	22,500
Consulting fees (Note 6)	185,591
Bank charges	405
Foreign exchange (gain)	(1,565)
Office and general expenses	6,591
255,247

Loss and comprehensive loss for the period	(215,224)

Loss per share – basic and diluted	(0.01)

Weighted average number of common shares outstanding	41,362,840

The accompanying notes are an integral part of these condensed financial statements.

19

STREAMEX EXCHANGE CORPORATION

Condensed Interim Statement of Changes in Stockholders’ Equity

(Expressed in Canadian Dollars - unaudited)

	Number of shares	Amount	Commitment to issue shares	Deficit	Total
		$	$	$	$
Balance at December 31, 2024	40,665,203	1,855,963	126,659	(1,686,868)	295,754

Shares issued pursuant to private placements	437,500	125,470	-	-	125,470
Commitment to issue shares	440,000	126,659	(126,659)	-	-
Loss and comprehensive loss	-	-	-	(215,224)	(215,224)
Balance at March 31, 2025	41,542,703	2,108,092	-	(1,902,092)	206,000

The accompanying notes are an integral part of these condensed financial statements.

20

STREAMEX EXCHANGE CORPORATION

Condensed Interim Statement of Cash Flows

(Expressed in Canadian Dollars – unaudited)

Three Months Ended March 31,
2025
$
Cash flows used in operating activities
Net loss for the period	(215,224)

Changes in working capital items:
Accounts receivable	(69,725)
Sales taxes receivable	(4,746)
Accounts payables and accrued liabilities	70,946
(218,749)

Cash flows provided by financing activities
Shares issued for cash	125,470
125,470

Change in cash during the period	(93,279)

Cash, beginning of period	548,907

Cash, end of period	455,628

During the period ended March 31, 2025, the Company issued 440,000 common shares with a value of $126,659 to fulfil the commitment to issue shares. The Company paid $nil and $nil in income tax and interest expense, respectively.

The accompanying notes are an integral part of these condensed financial statements.

21

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

1. NATURE OF BUSINESS AND CONTINUING OPERATIONS

Streamex Exchange Corporation. (the “Company”) was incorporated on April 5, 2024 under the laws of British Columbia. The address of the Company’s corporate office is 1111 West Hastings Street, Floor 15 Vancouver, BC, Canada V6E 2J3. The address of the Company’s registered and records office is 1111 West Hastings Street, Floor 15 Vancouver, BC, Canada V6E 2J3. On May 14, 2024, the Company changed its name from “Streamx Exchange Corporation” to “Streamex Exchange Corporation.” The Company is a privately held entity.

The Company is a software development company based in Vancouver, BC. The Company focuses on building advanced digital tools and platforms that facilitates commodity trading and finance.

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America applicable to a going concern.

During the period ended March 31, 2025, the Company incurred a loss of $215,224. The Company has an accumulated deficit of $1,902,092. The Company’s ability to continue its operations is dependent upon obtaining additional financing or maintaining continued support from its shareholders and creditors, identifying and commencing the operations of a suitable business and generating profitable operations in the future.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities that might be necessary should the Company be unable to continue in existence.

Although the Company has been successful in the past in obtaining financing, there can be no assurances that the Company will continue to obtain the additional financial resources necessary and/or achieve profitability or positive cash flows from its future operations. These material uncertainties raise substantial doubt on the Company’s ability to continue as a going concern.

The Company was incorporated on April 5, 2024, therefore no comparatives are available for the three months ended March 31, 2024.

22

STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

2. BASIS OF PRESENTATION

These unaudited condensed interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for annual financial statements. These unaudited condensed interim financial statements should be read in conjunction with the audited financial statements for the period ended December 31, 2024. In the opinion of the Company’s management, these financial statements reflect all adjustments, consisting of normal recurring adjustments, necessary to present fairly the Company’s financial position at March 31, 2025 and the results of its operations for the three months then ended. Operating results for the three months ended March 31, 2025 are not necessarily indicative of the results that may be expected for the year ending December 31, 2025.

The preparation of financial statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period. These judgments, estimates and assumptions are continuously evaluated and are based on management’s experience and knowledge of the relevant facts and circumstances. While management believes the estimates to be reasonable, actual results could differ from those estimates and could impact future results of operations and cash flows.

These financial statements were approved by the Board of Directors of the Company and authorized for issuance on June 9, 2025.

3. NEW ACCOUNTING POLICIES AND PRONOUNCEMENTS

Recently adopted accounting policies

Revenue recognition

The Company’s revenue is derived from software as a service (SaaS) arrangement. The Company accounts for revenue in accordance with ASC 606, Revenue from Contracts with Customers. The core principle of ASC 606 is to recognize revenue upon the transfer of products or services to customers in an amount that reflects the consideration the Company expects to be entitled to in exchange for those products or services. ASC 606 prescribes a five-step model for recognizing revenue from contracts with customers: (1) identify the contract(s) with customers; (2) identify the separate performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the separate performance obligations in the contract; and (5) recognize revenue when (or as) the performance obligations are satisfied.

The Company applies the five-step model to recognize revenue as follows:

(1)	Identification of the contract, or contracts, with the customer

The Company considers the terms and conditions of written contracts and its customary business practices in identifying its contracts under ASC 606. The Company determines that it has a contract with a customer when the contract is executed, the Company can identify each party’s rights regarding the services to be transferred, the Company can identify the payment terms for the services, the Company has determined that the customer has the ability and intent to pay, and the contract has commercial substance. In general, contract terms will be reflected in a written document that is signed by both parties.

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STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

3. NEW ACCOUNTING POLICIES AND PRONOUNCEMENTS (continued)

(2)	Identification of the performance obligation in the contract

Performance obligations are promises in a contract to transfer distinct products or services to a customer and is the unit of account under ASC 606. A contract’s transaction price is allocated to each distinct performance obligation and revenue is recognized when the performance obligation is satisfied. A product or service is a distinct performance obligation if the customer can both benefit from the product or service either on its own or together with other resources that are readily available to the customer, and it is separately identifiable from other items within the context of the contract. Performance obligations are satisfied by transferring control of the product or service to the customer. Control of the product or service is transferred either at a point in time or over time depending on the performance obligation.

To the extent a contract includes multiple promised services or products, the Company applies judgment to determine whether promised services or products are capable of being distinct and distinct in the context of the contract. If these criteria are not met, the promised services are accounted for as a combined performance obligation. During the period ended March 31, 2025, the Company concluded that the specific sets of tasks that are identified as performance obligations related to the technical consulting, token development and implementation services agreement are completed and accordingly, recognized the agreed upon revenue upon completion.

(3)	Determination of the transaction price

The transaction price is determined based on the consideration to which the Company expects to be entitled in exchange for providing services to the customer. Token creation and deployment services may be subject to either fixed or variable pricing. Variable consideration is allocated entirely to distinct service periods when it can be tied to a single performance obligation. Variable consideration is estimated and included in the transaction price if, in the Company’s judgment, it is probable that there will not be a significant future reversal of cumulative revenue under the contract. When variable consideration is contingent and cannot be tied to a single performance obligation performed in a particular billing period, the Company estimates contingent variable consideration using the most likely method and recognizes consideration to the extent that the estimate for variable consideration is not constrained pursuant to the guidance provided in ASC 606. A significant financing component generally does not exist under the Company’s standard contracting and billing practices.

(4)	Allocation of the transaction price to the performance obligations in the contract

If the contract contains a single combined performance obligation, the entire transaction price is allocated to the single combined performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on its standalone selling price (“SSP”) in relation to the total fair value of all performance obligations in the arrangement. The Company’s contracts contain a single performance obligation, which is delivery of the final product. The Company allocates consideration to its performance obligation under the guidance of ASC 606 on a relative standalone selling price basis. Where SSP is not directly observable, the Company determines the SSP using information that may include market conditions and other observable inputs. Consideration associated with support activities, specified enhancements and upgrades are estimated using a cost-plus reasonable margin approach, as there is no observable SSP.

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STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

(5)	Recognition of revenue when, or as, the Company satisfies a performance obligation

The Company recognizes revenue when the services are delivered to its customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services. The Company is principally responsible for the satisfaction of its distinct performance obligations, which are satisfied either at a point in time or over a period of time.

Performance obligations satisfied at a point in time

Creation and deployment services are generally satisfied at a point in time, and revenue is recognized at the point in which the services have been completed. Consideration for these services is typically billed in the same period that the service has been delivered to the customer.

Performance obligations satisfied over a period of time

Services on larger projects can be satisfied over a period of time if the deliverables are measurable and traceable. Revenue activities are recognized over an estimated project life span and percentage of completion is used when conditions support this calculation. The performance obligation is met when the customer receives the benefit detailed in the contracts.

Cost of revenue

Cost of revenue primarily consists of third party specialized consultants, internal personnel costs for operations and support, cloud infrastructure costs, incremental transaction costs, and costs of external customer support software and services. In each case, personnel costs include salaries, benefits and any other compensation paid to such staff.

Recently issued accounting pronouncements

Accounting Standards Update 2024-03 – Income Statement – Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40). ASU 2024-03 requires all public entities to disclose disaggregated information about purchases of inventory, employee compensation, depreciation, intangible asset amortization, and depletion for each income statement line item that contains those expenses. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027. ASU 2024-03 allows for early adoption and requires either prospective adoption to financial statements issued for reporting periods after the effective date of ASU 2024-03 or retrospective adoption for any and all prior periods presented in the financial statements. The Company is currently assessing the impact of adopting ASU 2024-03 on the financial statements and related disclosures.

The Company has determined that other significant newly issued accounting pronouncements are either not applicable to the Company’s business or that no material effect is expected on the financial statements as a result of future adoption.

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STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

4. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	March 31, 2025	December 31, 2024

Accounts payable	$253,379	$284,561
Accrued liabilities	102,128	-
	$355,507	$284,561

5. SHARE CAPITAL

Authorized

The Company is authorized to issue an unlimited number of common shares without par value.

As at March 31, 2025, the Company had issued and outstanding common shares of 41,542,703.

Issued and outstanding common shares

During the three months ended March 31, 2025, the Company:

a)	Issued 440,000 common shares related to commitments to issue shares, totaling a value of $126,659, to an officer and a consultant who rendered consulting services.
b)	Issued 437,500 common shares for proceeds of $125,470.

Omnibus share incentive plan

The Company established a 2024 Omnibus Share Incentive Plan (the “Plan”), on December 3, 2024, which provides for the granting of stock options, restricted stock units and other equity-based awards to employees, directors, and consultants. As of March 31, 2025, there have been no issuances under the Plan.

6. RELATED PARTY BALANCES AND TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Key management includes directors and key officers of the Company, including the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”).

For the Three Months ended March 31,
2025
$
Consulting fees	35,000
Accounting fees	7,500
42,500

As at March 31, 2025, the Company had accounts receivable amount of $15,000 owed from the CEO (December 31, 2024 - $15,000). As at March 31, 2025, the Company had accounts payable of $10,478 due to the CEO (December 31, 2024 - $Nil).

As at March 31, 2025, the Company had an accounts payable amount of $36,750 owed to a corporation controlled by the CFO (December 31, 2024 - $23,925).

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STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

7. MANAGEMENT OF CAPITAL

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue its operations in software development. The Company is not subject to any externally imposed capital restrictions.

The Company considers the aggregate of its share capital, and deficit as capital. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Company may attempt to issue new shares or dispose of assets or adjust the amount of cash.

8. FINANCIAL INSTRUMENTS AND FINANCIAL RISK

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values. The three levels of the fair value hierarchy are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
●	Level 3 – Inputs that are not based on observable market data.

The Company’s financial instruments consist of cash, accounts receivable, sales taxes receivable and accounts payable. The fair value of accounts receivable, sales taxes receivable and accounts payable approximates their carrying values.

The Company is exposed to risks of varying degrees of significance from its use of financial instruments which could affect its ability to achieve its strategic objectives for growth and stakeholder returns. The principal risks to which the Company is exposed, and the actions taken to manage them, are described below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

The risks associated with the Company’s financial instruments and the policies on how to mitigate these risks are set out below.

a)	Currency risk

Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company’s corporate office is based in Canada and all of the Company’s assets and expenses are denominated in Canadian dollars. The Company does not have any significant foreign currency denominated monetary liabilities.

b)	Interest rate risk

The Company is exposed to interest rate risk on the variable rate of interest earned on bank deposits. The fair value interest rate risk on bank deposits is insignificant as the deposits are short-term. The Company has not entered into any derivative instruments to manage interest rate fluctuations.

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STREAMEX EXCHANGE CORPORATION

Notes to the Condensed Interim Financial Statements

(Expressed in Canadian Dollars – unaudited)

8. FINANCIAL INSTRUMENTS AND FINANCIAL RISK (continued)

c)	Credit risk

Credit risk is the risk of loss associated with the counterparty’s inability to fulfill its payment obligations. The Company’s cash is held in a large Canadian financial institution. The Company maintains certain cash deposits, which from time to time may exceed federally insured limits. The Company has not experienced any significant credit losses on its cash deposits and believes it is not exposed to any significant credit risk on these deposits. The Company’s sales tax receivable is due from the Government of Canada; therefore, the credit risk exposure is low.

d)	Liquidity risk

In the management of the liquidity risk of the Company, the Company maintains a balance between continuity of funding and flexibility through the use of borrowings. Management closely monitors the liquidity position. As at March 31, 2025, the Company had a cash balance of $455,628 to settle current liabilities of $355,507. The Company will require additional cash financing to meet its current obligations and to fund ongoing operations.

9. SEGMENT AND GEOGRAPHIC INFORMATION

The Company operates in a single reportable operating segment, being software development. The Company’s Chief Executive Officer (“CEO”) acts as the Chief Operating Decision Maker (“CODM”) and the CODM uses net income/loss as the measure of segment profit and loss to assess performance and allocate resources. The measure of segment assets is reported on the balance sheet as total assets, with a majority of these assets located in Canada.

During the three month period ended March 31, 2025, the Company generated 100% of total revenue from one customer located in the US.

10. SUBSEQUENT EVENTS

Subsequent to March 31, 2025 the Company:

●	Issued 11,743,770 shares for proceeds of $200,174.

●	Entered into a Share Purchase Agreement with BioSig Technologies Inc. (“BioSig”), pursuant to which all of the issued and outstanding shares of the Company will be acquired by a wholly-owned subsidiary of BioSig in exchange for 109,070,079 exchangeable shares. These exchangeable shares are initially convertible into no more than 19.99% of BioSig’s outstanding common stock on a pre-transaction basis. Following the transaction, BioSig intends to seek stockholder approval for additional share issuance. If approved, Streamex shareholders will become entitled to receive additional BioSig shares such that they will collectively own 75% of the fully diluted common stock of the combined entity.

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